                                                                EXHIBIT 4.2


          NUMBER                                           SHARES

INCORPORATED UNDER THE LAWS                  SEE REVERSE FOR CERTAIN DEFINITIONS
 OF THE STATE OF DELAWARE                             CUSIP 011622 10 7




                               ALANEX CORPORATION

              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

                      SEE REVERSE FOR CERTAIN DEFINITIONS
                               CUSIP 011622 10 7

                              This Certifies that

                  --------------------------------------------
                            is the record holder of

                  --------------------------------------------
   FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK, $0.001 PAR VALUE, OF

                               ALANEX CORPORATION

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

        WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.


Dated:
      ------------------------------



- ------------------------------------    -----------------------------------
             SECRETARY                         CHAIRMAN OF THE BOARD


COUNTERSIGNED AND REGISTERED:
AMERICAN STOCK TRANSFER & TRUST COMPANY
TRANSFER AGENT AND REGISTRAR


By:
   ---------------------------------
         AUTHORIZED SIGNATURE

        The Corporation shall furnish without charge to each stockholder who so requests a statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock of the Corporation or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Such requests shall be made to the Corporation's Secretary at the principal office of the Corporation.

        The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written but in full according to applicable laws or regulations:

TEN COM -- as tenants in common
TEN ENT -- as tenants by the entireties
IT TEN -- as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT --                  Custodian
                      ----------------           ------------------
                           (Cust)                      (Minor)

                        Under Uniform Gifts to Minors
                        Act
                            ------------------------------
                                      (State)

UNIF TRF MIN ACT --                    Custodian (until age               )
                    ------------------                     ---------------
                          (Cust)
                                                       under Uniform Transfers
                    ----------------------------------
                       (Minor)

                    to Minors Act
                                  -----------------------------------
                                               (date)

    Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED,                       hereby sell, assign and transfer unto
                   -----------------------

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OR ASSIGNEE

- -----------------------------------------


- -------------------------------------------------------------------------------
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OR ASSIGNEE)


- -------------------------------------------------------------------------------

- -------------------------------------------------------------------------------

- ----------------------------------------------------------------------- Shares
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

- -------------------------------------------------------------------------------
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated
      ---------------------------------


                                X
                                 --------------------------------------------

                                X
                                 --------------------------------------------

                                NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.


Signature(s) Guaranteed






By
  ---------------------------------
THE SIGNATURE(S) SHOULD BE GUARANTEED
BY AN ELIGIBLE GUARANTOR INSTITUTION
(BANKS, STOCKBROKERS, SAVINGS AND LOAN
ASSOCIATIONS AND CREDIT UNIONS WITH
MEMBERSHIP IN AN APPROVED SIGNATURE
GUARANTEE MEDALLION PROGRAM), PURSUANT
TO S.E.C. RULE 17Ad-1E.



AMERICAN BANK NOTE COMPANY   Aug 29, 1996 dw
3504 ATLANTIC AVENUE
SUITE 12                           046171bk
LONG BEACH, CA 90907                 NEW
(310) 289-2333
(FAX) (310) 426-7450

proof